Exhibit 99.1
Best Buy Announces Chief Executive Officer Succession Plans

Jason Bonfig to succeed Corie Barry as Chief Executive Officer, following her planned departure at the end of Q3

MINNEAPOLIS, April 22, 2026 – Best Buy Co., Inc. (NYSE: BBY) today announced that its Board of Directors has selected Jason Bonfig, the company’s Chief Customer, Product and Fulfillment Officer, to succeed Corie Barry as the next Chief Executive Officer at Best Buy. Barry will step down from her roles as CEO and member of the Board at the end of Q3 on Oct. 31 of this year. Bonfig will also join the Board at that time.

Bonfig’s appointment as the sixth CEO in the company’s 60-year history is the result of an extensive process conducted by the Board that considered internal and external candidates. Barry and Bonfig will continue to work closely over the coming months to ensure a smooth transition. Barry will also remain as a strategic advisor for six months after she steps down as CEO.

“As a Board, we are confident that Jason is the right leader to accelerate the business, with urgency and innovative ideas, and create meaningful growth for the company and its shareholders,” said David Kenny, Chair of the Best Buy Board of Directors. “At the same time, this opportunity is only possible because of Corie’s extraordinary leadership over the past seven years. She guided Best Buy with a confident and steady hand and an unrelenting commitment to drive value for our employees, customers, partners and shareholders through some of the most tumultuous and uncertain times we have ever seen.”

“I am deeply honored to take on this role. I look forward to working closely with our incredible teams as we lean on our values, culture and strategic advantages to grow our business and create exciting new opportunities for our company,” Bonfig said. “I am grateful for the support of the Board and want to express my admiration and appreciation for Corie, who has had a meaningful impact on me as a leader and helped create the strong, resilient company we are today.”

Bonfig currently oversees the core elements of Best Buy’s business, including merchandising, ecommerce, marketing, supply chain, Best Buy Canada and Best Buy Ads, the company’s retail media network. Most recently, he led the creation of the company’s online Marketplace in the U.S. and the scaling of its Best Buy Ads business, key components of Best Buy’s growth strategy.

Bonfig’s significant influence within the consumer electronics industry, paired with his deep knowledge and understanding of Best Buy’s customers, seamlessly align with the company’s strategy. Since joining the company as an inventory analyst in 1999, he has developed invaluable relationships with the world’s most prominent technology companies, and over the years has greatly influenced the products and features that customers love and rely on today.

Barry, the second-longest tenured CEO in Best Buy’s history, skillfully guided the company through many external challenges by managing the business with unmatched expertise, creating excellent customer experiences, and building a culture of belonging with record-high engagement scores among Best Buy’s more than 80,000 employees.

“I am so proud of what Best Buy has accomplished for our employees, customers and shareholders, and the opportunities we’ve had to genuinely make people’s lives better,” Barry said. “I’ve worked closely with Jason for many years and can confidently say he’s the right person, with the right vision, to accelerate the company’s strategy and take Best Buy into the future.”

About Best Buy
Best Buy (NYSE: BBY) is the world's largest specialty consumer electronics retailer. Our purpose is to enrich lives through technology, which we do by providing our customers a unique mix of advice, products and services in our stores, online, and in homes. Our expert associates advise customers on our curated assortment of the latest, name-brand technology, while our highly trained services teams help with designs, consultations, delivery, installation, tech support and repair. We are a leader in corporate responsibility and sustainability issues, including through the Best Buy Foundation's nationwide Best Buy Teen Tech Center® network and the significant role we play in the circular economy through repair, trade-in and recycling programs. We generated $41.7 billion of revenue in fiscal 2026, operate more than 1,000 retail stores in North America, and have more than 80,000 employees. For more information, visit corporate.bestbuy.com and investors.bestbuy.com.

Forward-Looking and Cautionary Statements
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by the fact that they use words such as “anticipate,” “appear,” “approximate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “possible,” “project” “seek,” “should,” “would,” and other words and terms of similar meaning or the negatives thereof. Such statements reflect our current views and estimates with respect to our ability to create meaningful growth for the company and its shareholders and our opportunities. These statements involve a number of judgments and are subject to certain risks and uncertainties, many of which are outside the control of the Company, that could cause actual results to differ materially from the potential results discussed in such forward-looking statements. Readers should review Item 1A, Risk Factors, of our most recent Annual Report on Form 10-K, and any updated information in subsequent Quarterly Reports on Form 10-Q, for a description of important factors that could cause our actual results to differ materially from those contemplated by the forward-looking statements made in this release. Among the factors that could cause actual results and outcomes to differ materially from those contained in such forward-looking statements are the following: macroeconomic pressures in the markets in which we operate (including but not limited to real GDP growth, inflation, recession, consumer confidence, employment levels, effects of the government closures, cost of living, uncertainty over the availability of government benefits, tax rates, availability of consumer financing, interest rates, housing market conditions, foreign currency exchange rates, the price of oil, gas and other commodities and other macroeconomic trends); geopolitical pressures (including issues related to trade routes, political instability and divisiveness, the potential implementation of more restrictive trade policies, tariff increases and/or volatility, the realignment of alliances or the renegotiation of existing trade agreements); catastrophic events, health crises and pandemics; susceptibility of the products we sell to technological advancements, product life cycle fluctuations and changes in consumer preferences; competition (including from multi-channel retailers, e-commerce business, technology service providers, traditional store-based retailers, vendors and mobile network carriers, in the provision of delivery speed and options and with the strategic use of artificial intelligence); our ability to attract and retain qualified employees and changes in market compensation rates; our focus on services as a strategic priority; our reliance on key vendors and mobile network carriers (including product availability); our ability to maintain positive brand perception and recognition; our ability to effectively identify, manage and execute enterprise-wide strategies, such as strategic ventures, alliances or acquisitions; our ability to effectively manage our infrastructure, real estate portfolio and market segmentation strategy; interruptions and other factors affecting our supply chain (impacting our stores or other aspects of our operations); our utilization of third-party vendors for certain aspects of our operations; risks associated with the products we sell, including those products sold on our Marketplace platforms and products under our exclusive brand labels; our reliance on our information technology systems, internet and telecommunications access and capabilities; our ability to prevent or effectively respond to a cyber-attack, privacy or security breach; statutory, regulatory and legal developments

(including statutes and/or regulations related to tax or privacy); evolving corporate governance and public disclosure regulations and expectations (including, but not limited to, cybersecurity and corporate responsibility and sustainability matters); risks arising from our international activities (including fluctuations in foreign currency exchange rates); failure to meet any financial performance guidance or other forward-looking statements; failure to effectively manage our costs; our dependence on cash flows and net earnings generated during the fourth fiscal quarter; economic or regulatory developments that might affect our ability to provide attractive promotional financing; constraints in the banking and capital markets; and changes in our credit ratings. We caution that the foregoing list of important factors is not complete. Any forward-looking statements speak only as of the date they are made and we assume no obligation to update any forward-looking statement that we may make.

Investor Contact:
Mollie O'Brien
mollie.obrien@bestbuy.com

Media Contact:
Carly Charlson
carly.charlson@bestbuy.com